EXHIBIT 10.48


                                VOTING AGREEMENT

                  AGREEMENT dated as of July 11, 1997, by and between US Diagnostic Inc., a Delaware corporation ("USD") whose principal executive office is located at 777 South Flagler Drive, Suite 1201, West Palm Beach, Florida, and JEFFREY A. GOFFMAN, an individual who resides at 1116 Highland Beach Drive, Highland Beach, Florida ("Goffman").

                                    RECITALS

                  A. USD has acquired certain corporate or partnership entities, or the assets and businesses of such entities, and in connection with the issuance of Common Stock, $.01 par value ("USD Common Stock"), as part of the consideration for such acquisitions, obtained from the former owners of the acquired entities proxies to vote the shares of USD Common Stock held by such former owners which name Goffman as the holder of such proxies (collectively, the "Proxies").

                  B. The parties hereto recognize that the grants of the Proxies were intended to be for the exclusive benefit of USD, acting through its Board of Directors, and not for the benefit of Goffman personally.

                  C. USD and Goffman are parties to a Settlement Agreement of even date herewith pursuant to which, among other things, Goffman agreed to surrender all proxies or other agreements by which he exercises the right to vote or exercise legal control over USD stock in which others have a beneficial interest.

                  D. The parties hereto acknowledge that it is their mutual intent that Goffman continue to hold the Proxies and to vote the USD Common Stock covered by the Proxies (the "Proxy Shares") in accordance with the direction of the Board of Directors of USD.

                                    AGREEMENT

                  1. From and after the date of this Agreement, Goffman will vote the Proxies and the Proxy Shares strictly in accordance with written instructions of the Board of Directors of USD or its designee as to the manner in which the Proxies and Proxy Shares are to be voted given to Goffman at least five (5) business days prior to the date (i) of the shareholders meeting at which USD Common stock is to be voted or (ii) as of which shareholders of USD are to vote the Proxy Shares by written consent of shareholders without a meeting, in each such case on all matters to be voted upon by USD shareholders of USD for which a proxy statement is mailed to shareholders of USD, Goffman agrees (i) to execute and deliver the form of proxy accompanying such proxy statement, (ii) to vote the Proxy Shares in accordance with the recommendations of the Board of Directors of USD contained in such proxy statement, or if no such

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recommendation is contained therein, then in accordance with written instructions from the Board of Directors of USD or its designee, (iii) to return such executed proxy within five (5) business days after he receives such proxy statement, and (iv) that each such proxy so voted by Goffman shall be irrevocable and shall not be revoked by him without the prior written consent of USD in each instance.

                  2. Goffman makes no representations or warranties as to the validity, irrevocability or enforceability of the Proxies and shall not be liable to USD if any of the Proxies is subsequently held to be invalid, revocable or unenforceable to any extent.

                  3. With respect to any such proxy which is assignable without the consent of the grantor of the proxy, Goffman shall immediately upon request from USD execute any documents reasonably necessary to accomplish such assignment to a designee of USD's Board. With respect to any proxy which is not assignable without the grantor's consent, Goffman agrees to use his best efforts to obtain the grantor's consent to such assignment or to obtain from the grantor a new proxy in favor of a designee of USD's Board of Directors. USD shall act promptly to obtain assignments, consents, new proxies or other agreements which may be necessary to relieve Goffman of further responsibilities under this Agreement, to the extent that it determines it may do so without jeopardizing the validity of the Proxies.

                  4. This Agreement shall take effect upon its execution by both parties hereto and shall remain in effect so long as Goffman owns or has the rights to vote the Proxy Shares but may be terminated at any time by USD, either in whole or as to certain Proxy Shares, by written notice from USD to Goffman.

                  5. In the event that a court of competent jurisdiction shall invalidate any portion of this Agreement or of the Proxies, or shall restrain or enjoin Goffman's voting of the Proxy Shares covered thereby, Goffman shall have no obligation hereunder to vote such Proxy or Proxy Shares in accordance with this Agreement, but such restraint or injunction shall not affect the validity of, or Goffman's obligations under, the remaining provisions of this Agreement or with respect to the Proxies or Proxy Shares not covered thereby.

                  6. All notices which may or which are required to be given under this Agreement, shall be in writing and either hand delivered or sent by prepaid certified mail, return receipt requested, to the party to which it is directed at the address for such party first above written or at such other address as such party shall specify from time to time by written notice to the other party hereto.

                  7. This Agreement shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective heirs, personal representatives, successors and assigns.

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                  8. This Agreement shall be governed and construed in
accordance with the laws of the State of Florida without reference to its choice of laws principles, except to the extent that the corporate law of the State of Delaware shall apply to the validity, revocability and enforceability of the Proxies and the manner in which the Proxy Shares may be voted.

                  9. Goffman shall not be compelled to vote the Proxies if, based upon advice of counsel, he determines that to do so would be in violation of law or in breach of any legal obligation he has to the beneficial owner of the securities. USD shall indemnify Goffman from any liability he may incur by virtue of voting the Proxies at USD's discretion.

                  10. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any facsimile copy of a manually executed original shall be deemed a manually executed original.

                  11. In the event of any litigation with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party and the non-prevailing party shall pay upon demand all reasonable fees and expenses of counsel for the prevailing party.

                  12. The parties hereto acknowledge that USD's remedies at law in the event of a breach of this Agreement by Goffman will be inadequate and, therefore, Goffman agrees that USD shall be entitled to equitable relief including, without limitation, injunctive relief, specific performance or other equitable remedies in addition to all other remedies available to USD at law or in equity.

                  13. This Agreement shall be subject to the exclusive jurisdiction of the courts of the State of Florida located in Dade, Broward or Palm Beach Counties, Florida or the United States District Court for the Southern District of Florida in any legal action or proceeding commenced by any party hereto. Subject to the foregoing, the parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of Florida by virtue of a failure to perform an act required to be performed in the State of Florida and irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of Florida for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in Dade, Broward or Palm Beach Counties, Florida, and further irrevocably waive any claim that any suit, action or proceeding brought in any such County has been brought in an inconvenient forum.

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                  IN WITNESS WHEREOF, this Agreement has been duly executed by
Goffman and a duly authorized agent or officer of USD as of the date first above written.

                                                     US DIAGNOSTIC INC.

                                                     By: /s/ JOSEPH A. PAUL
                                                     --------------------------
                                                            President

                                                     /s/ JEFFREY A. GOFFMAN
                                                     --------------------------
                                                     JEFFREY A. GOFFMAN